Weyerhaeuser Company						Exhibit 99.2
Q4.2012 Analyst Package
Preliminary results, subject to audit
Consolidated Statement of Operations

in millions	Q1	Q2	Q3	Q4		Year-to-date
	Mar 31, 2012	Jun 30, 2012	Sep 30, 2012	Dec 31, 2012	Dec 31, 2011	Dec 31, 2012	Dec 31, 2011

Net sales and revenues	$1,494	$1,793	$1,772	$2,000	$1,615	$7,059	$6,216
Cost of products sold	1,290	1,516	1,424	1,580	1,317	5,810	5,120
Gross margin	204	277	348	420	298	1,249	1,096
Selling expenses	42	47	49	56	45	194	178
General and administrative expenses	108	95	107	126	104	436	423
Research and development expenses	7	8	8	9	9	32	30
Charges for restructuring, closures and impairments	12	4	10	6	31	32	83
Other operating income, net	(66)	(53)	(28)	(33)	(22)	(180)	(212)
Operating income	101	176	202	256	131	735	594
Interest income and other	12	11	15	14	12	52	47
Interest expense, net of capitalized interest	(87)	(86)	(87)	(88)	(88)	(348)	(384)
Earnings from continuing operations before income taxes	26	101	130	182	55	439	257
Income taxes	15	(17)	(13)	(40)	10	(55)	62
Earnings from continuing operations	41	84	117	142	65	384	319
Earnings from discontinued operations, net of income taxes	—	—	—	—	—	—	12
Net earnings	41	84	117	142	65	384	331
Add: net loss attributable to noncontrolling interests	—	—	—	1	—	1	—
Net earnings attributable to Weyerhaeuser common shareholders	$41	$84	$117	$143	$65	$385	$331

Per Share Information

in millions	Q1	Q2	Q3	Q4		Year-to-date
	Mar 31, 2012	Jun 30, 2012	Sep 30, 2012	Dec 31, 2012	Dec 31, 2011	Dec 31, 2012	Dec 31, 2011

Earnings per share attributable to Weyerhaeuser common shareholders, basic:
Continuing operations	$0.08	$0.16	$0.22	$0.26	$0.12	$0.71	$0.60
Discontinued operations	—	—	—	—	—	—	0.02
Net earnings per share	$0.08	$0.16	$0.22	$0.26	$0.12	$0.71	$0.62
Earnings per share attributable to Weyerhaeuser common shareholders, diluted:
Continuing operations	$0.08	$0.16	$0.22	$0.26	$0.12	$0.71	$0.59
Discontinued operations	—	—	—	—	—	—	0.02
Net earnings per share	$0.08	$0.16	$0.22	$0.26	$0.12	$0.71	$0.61
Dividends paid per share	$0.15	$0.15	$0.15	$0.17	$0.15	$0.62	$0.60
Weighted average shares outstanding (in thousands):
Basic	537,368	537,966	539,094	542,101	536,432	539,140	537,534
Diluted	539,728	540,033	542,311	547,137	538,119	542,310	539,879
Common shares outstanding at end of period (in thousands)	537,409	537,526	540,672	542,393	536,425	542,393	536,425

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization, Excluding Special Items*

in millions	Q1	Q2	Q3	Q4		Year-to-date
	Mar 31, 2012	Jun 30, 2012	Sep 30, 2012	Dec 31, 2012	Dec 31, 2011	Dec 31, 2012	Dec 31, 2011

Operating income	$101	$176	$202	$256	$131	$735	$594
Depreciation, depletion and amortization	113	113	112	118	117	456	476
Non-operating pension and postretirement costs	7	7	7	8	5	29	26
Special items	(38)	(57)	—	—	19	(95)	(100)
Capitalized interest included in cost of products sold	3	19	6	9	12	37	29
Adjusted EBITDA, excluding special items*	$186	$258	$327	$391	$284	$1,162	$1,025
* Non-GAAP measure - see page 9 for definition.

Weyerhaeuser Company
Q4.2012 Analyst Package
Preliminary results, subject to audit
Consolidated Balance Sheet

in millions	Mar 31, 2012	Jun 30, 2012	Sep 30, 2012	Dec 31, 2012	Dec 31, 2011

ASSETS
Forest Products:
Current assets:
Cash and cash equivalents	$726	$857	$602	$893	$950
Receivables, less allowances	479	488	504	468	468
Receivables for taxes	24	6	97	95	22
Inventories	517	487	512	531	476
Prepaid expenses	80	86	83	83	68
Deferred tax assets	113	100	117	65	81
Total current assets	1,939	2,024	1,915	2,135	2,065
Property and equipment, net	2,829	2,770	2,759	2,859	2,901
Construction in progress	192	208	220	50	145
Timber and timberlands at cost, less depletion charged to disposals	3,970	3,963	3,967	3,961	3,978
Investments in and advances to equity affiliates	189	187	188	192	192
Goodwill	40	40	40	40	40
Deferred tax assets	50	48	56	189	36
Other assets	442	435	352	358	444
Assets held by variable interest entities	914	916	914	805	916
	10,565	10,591	10,411	10,589	10,717
Real Estate:
Cash and cash equivalents	2	4	6	5	3
Receivables, less allowances	30	38	36	72	41
Real estate in process of development and for sale	606	581	602	658	555
Land being processed for development	943	959	982	904	936
Investments in and advances to equity affiliates	19	20	20	21	21
Deferred tax assets	246	238	233	202	240
Other assets	113	89	98	94	113
Assets held by variable interest entities	—	3	6	47	8
	1,959	1,932	1,983	2,003	1,917
Total assets	$12,524	$12,523	$12,394	$12,592	$12,634

LIABILITIES AND EQUITY
Forest Products:
Current liabilities:
Current maturities of long-term debt	$167	$184	$340	$340	$12
Accounts payable	343	360	356	329	336
Accrued liabilities	536	576	558	561	593
Total current liabilities	1,046	1,120	1,254	1,230	941
Long-term debt	4,026	4,005	3,842	3,842	4,181
Deferred income taxes	158	140	124	—	129
Deferred pension and other postretirement benefits	1,470	1,429	1,378	1,936	1,467
Other liabilities	407	400	477	493	408
Liabilities (nonrecourse to the company) held by variable interest entities	775	778	680	681	776
	7,882	7,872	7,755	8,182	7,902
Real Estate:
Long-term debt	283	283	109	109	285
Other liabilities	154	171	177	187	172
Liabilities (nonrecourse to the company) held by variable interest entities	—	—	—	1	8
	437	454	286	297	465
Total liabilities	8,319	8,326	8,041	8,479	8,367
Equity:
Total Weyerhaeuser shareholders' interest	4,197	4,186	4,340	4,070	4,263
Noncontrolling interests	8	11	13	43	4
Total equity	4,205	4,197	4,353	4,113	4,267
Total liabilities and equity	$12,524	$12,523	$12,394	$12,592	$12,634

Weyerhaeuser Company
Q4.2012 Analyst Package
Preliminary results, subject to audit
Consolidated Statement of Cash Flows

in millions	Q1	Q2	Q3	Q4		Year-to-date
	Mar 31, 2012	Jun 30, 2012	Sep 30, 2012	Dec 31, 2012	Dec 31, 2011	Dec 31, 2012	Dec 31, 2011

Cash flows from operations:
Net earnings	$41	$84	$117	$142	$65	$384	$331
Noncash charges (credits) to income:
Depreciation, depletion and amortization	113	113	112	118	117	456	480
Deferred income taxes, net	(6)	13	15	40	51	62	(26)
Pension and other postretirement benefits	(28)	(30)	19	20	21	(19)	81
Share-based compensation expense	10	8	10	9	6	37	25
Charges for impairment of assets	8	4	7	5	19	24	56
Net gains on dispositions of assets	(7)	(10)	(22)	(30)	(9)	(69)	(236)
Foreign exchange transaction (gains) losses	(7)	9	(10)	2	(5)	(6)	6
Change in:
Receivables less allowances	(5)	(18)	(10)	—	(19)	(33)	(53)
Receivable for taxes	(2)	18	(1)	2	(18)	17	(37)
Inventories	(40)	28	(22)	(20)	(6)	(54)	(46)
Real estate and land	(55)	7	(47)	20	37	(75)	(12)
Prepaid expenses	(8)	(12)	2	2	17	(16)	3
Accounts payable and accrued liabilities	(56)	65	1	(5)	(59)	5	(133)
Deposits on land positions and other assets	—	22	(11)	(7)	5	4	(4)
Pension and postretirement contributions	(35)	(33)	(41)	(36)	(79)	(145)	(143)
Other	17	(1)	3	(10)	4	9	(1)
Net cash from operations	(60)	267	122	252	147	581	291

Cash flows from investing activities:
Property and equipment	(54)	(68)	(75)	(59)	(76)	(256)	(212)
Timberlands reforestation	(10)	(7)	(5)	(7)	(6)	(29)	(29)
Proceeds from sale of assets	6	18	12	44	9	80	362
Proceeds of investments (payments of liabilities) held by special purpose entities	—	—	(97)	110	—	13	—
Other	1	(1)	(1)	1	7	—	1
Cash from investing activities	(57)	(58)	(166)	89	(66)	(192)	122

Cash flows from financing activities:
Cash dividends	(81)	(80)	(81)	(92)	(81)	(334)	(323)
Change in book overdrafts	(29)	9	(12)	—	28	(32)	2
Payments on debt	(2)	(4)	(181)	—	(33)	(187)	(583)
Exercises of stock options	5	2	66	39	1	112	38
Repurchase of common stock	—	—	—	—	(13)	—	(37)
Other	(1)	(3)	(1)	2	(1)	(3)	(24)
Cash from financing activities	(108)	(76)	(209)	(51)	(99)	(444)	(927)

Net change in cash and cash equivalents	(225)	133	(253)	290	(18)	(55)	(514)
Cash and cash equivalents at beginning of period	953	728	861	608	971	953	1,467
Cash and cash equivalents at end of period	$728	$861	$608	$898	$953	$898	$953
Cash paid (received) during the year for:
Interest, net of amount capitalized	$116	$57	$117	$51	$58	$341	$420
Income taxes	$(10)	$(5)	$1	$1	$7	$(13)	$28

Weyerhaeuser Company					Total Company Statistics
Q4.2012 Analyst Package
Preliminary results, subject to audit
Special Items Included in Net Earnings

in millions	Q1	Q2	Q3	Q4		Year-to-date
	Mar 31, 2012	Jun 30, 2012	Sep 30, 2012	Dec 31, 2012	Dec 31, 2011	Dec 31, 2012	Dec 31, 2011

Net earnings	$41	$84	$117	$143	$65	$385	$331
Income tax adjustments	—	—	—	—	—	—	(83)
Gain on sale of 82,000 acres of non-strategic timberlands	—	—	—	—	—	—	(96)
Loss on early extinguishment of debt	—	—	—	—	—	—	16
Restructuring, impairments and other charges	10	—	—	—	12	10	36
Gain on postretirement plan amendment	(34)	(33)	—	—	—	(67)	—
Gain on sale of properties	—	(4)	—	—	—	(4)	(9)
Tax settlements	(8)	—	—	—	—	(8)	—
Charges related to the sale of hardwoods	—	—	—	—	—	—	14
Gain on sale of Westwood Shipping Lines	—	—	—	—	—	—	(31)
Net earnings before special items	$9	$47	$117	$143	$77	$316	$178

	Q1	Q2	Q3	Q4		Year-to-date
	Mar 31, 2012	Jun 30, 2012	Sep 30, 2012	Dec 31, 2012	Dec 31, 2011	Dec 31, 2012	Dec 31, 2011

Net earnings per diluted share	$0.08	$0.16	$0.22	$0.26	$0.12	$0.71	$0.61
Income tax adjustments	—	—	—	—	—	—	(0.15)
Gain on sale of 82,000 acres of non-strategic timberlands	—	—	—	—	—	—	(0.18)
Loss on early extinguishment of debt	—	—	—	—	—	—	0.03
Restructuring, impairments and other charges	0.02	—	—	—	0.02	0.02	0.07
Gain on postretirement plan amendment	(0.06)	(0.06)	—	—	—	(0.12)	—
Gain on sale of properties	—	(0.01)	—	—	—	(0.01)	(0.02)
Tax settlements	(0.02)	—	—	—	—	(0.02)	—
Charges related to the sale of hardwoods	—	—	—	—	—	—	0.03
Gain on sale of Westwood Shipping Lines	—	—	—	—	—	—	(0.06)
Net earnings before special items per diluted share	$0.02	$0.09	$0.22	$0.26	$0.14	$0.58	$0.33

Selected Total Company Items, Excluding Discontinued Operations

in millions	Q1	Q2	Q3	Q4		Year-to-date
	Mar 31, 2012	Jun 30, 2012	Sep 30, 2012	Dec 31, 2012	Dec 31, 2011	Dec 31, 2012	Dec 31, 2011

Depreciation, depletion and amortization:
Cost of products sold	$102	$103	$102	$109	$104	$416	$422
Selling, general and administrative expenses	11	10	10	9	13	40	54
Total depreciation, depletion and amortization	$113	$113	$112	$118	$117	$456	$476

Pension and postretirement costs:
Pension and postretirement costs allocated to business segments	$13	$14	$12	$12	$12	$51	$46
Pension and postretirement costs not allocated	7	7	7	8	5	29	26
Total company pension and postretirement costs	$20	$21	$19	$20	$17	$80	$72

Total decrease (increase) in Forest Products working capital (1)	$(148)	$103	$(29)	$(85)	$(41)	$(159)	$(211)
Cash spent for capital expenditures	$(64)	$(75)	$(80)	$(66)	$(82)	$(285)	$(238)
(1) Working capital does not include cash balances.

	Weyerhaeuser Company				Timberlands Segment
	Q4.2012 Analyst Package
	Preliminary results, subject to audit

Segment Statement of Operations

in millions		Q1.2012	Q2.2012	Q3.2012	Q4.2012	Q4.2011	YTD.2012	YTD.2011
	Sales to and revenues from unaffiliated customers	$250	$262	$267	$298	$274	$1,077	$1,044
	Intersegment sales	190	146	162	185	167	683	646
	Total net sales and revenues	440	408	429	483	441	1,760	1,690
	Cost of products sold	353	313	336	374	358	1,376	1,290
	Gross margin	87	95	93	109	83	384	400
	Selling expenses	2	2	3	2	3	9	10
	General and administrative expenses	23	21	21	20	18	85	81
	Research and development expenses	4	5	4	6	6	19	18
	Restructuring, closures and impairments	—	—	—	2	—	2	—
	Other operating income, net	(11)	(10)	(14)	(14)	(14)	(49)	(196)
	Operating income	69	77	79	93	70	318	487
	Interest income and other	1	—	1	1	1	3	4
	Loss attributable to noncontrolling interest	—	—	—	1	—	1	—
	Net contribution to earnings (see note 1 on page 9)	$70	$77	$80	$95	$71	$322	$491

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization, Excluding Special Items*

in millions		Q1.2012	Q2.2012	Q3.2012	Q4.2012	Q4.2011	YTD.2012	YTD.2011
	Operating income	$69	$77	$79	$93	$70	$318	$487
	Depreciation, depletion and amortization	35	34	35	38	35	142	137
	Special items	—	—	—	—	—	—	(152)
	Adjusted EBITDA, excluding special items*	$104	$111	$114	$131	$105	$460	$472
	* Non-GAAP measure - see page 9 for definition.

Segment Special Items Included in Net Contribution to Earnings (Pre-Tax)

		Q1.2012	Q2.2012	Q3.2012	Q4.2012	Q4.2011	YTD.2012	YTD.2011
	Gain on sale of 82,000 acres of non-strategic timberlands	$—	$—	$—	$—	$—	$—	$152

Selected Segment Items

		Q1.2012	Q2.2012	Q3.2012	Q4.2012	Q4.2011	YTD.2012	YTD.2011
	Total decrease (increase) in working capital (1)	$(9)	$6	$19	$(37)	$(6)	$(21)	$(26)
	Cash spent for capital expenditures	$(12)	$(15)	$(17)	$(16)	$(13)	$(60)	$(53)
	(1) Working capital does not include cash balances.

Segment Statistics

		Q1.2012	Q2.2012	Q3.2012	Q4.2012	Q4.2011	YTD.2012	YTD.2011
Third Party Net Sales and Revenue (millions)	Logs:
	West	$130	$146	$132	$151	$139	$559	$545
	South	50	56	60	67	53	233	196
	Canada	7	2	5	5	5	19	17
	Total Logs	187	204	197	223	197	811	758
	Pay as cut timber sales	11	9	8	9	9	37	34
	Timberlands exchanges	8	7	24	20	15	59	77
	Higher and better use land sales	4	5	4	9	14	22	25
	Minerals, oil and gas	7	7	8	9	10	31	53
	Products from international operations	25	29	26	26	27	106	86
	Other products	8	1	—	2	2	11	11
	Total	$250	$262	$267	$298	$274	$1,077	$1,044
Logs Third Party Sales Realizations (per cubic meter)	West	$99.10	$94.47	$89.28	$96.46	$99.71	$94.72	$103.57
	South	$40.48	$41.15	$42.04	$43.30	$39.82	$41.83	$40.10
	Canada	$36.35	$34.66	$35.23	$38.70	$34.04	$36.51	$34.65
	International	$22.97	$23.53	$23.76	$24.30	$17.03	$23.66	$28.11
Logs Third Party Sales Volumes (cubic meters, thousands)	West	1,308	1,551	1,480	1,559	1,396	5,898	5,267
	South	1,228	1,354	1,430	1,563	1,327	5,575	4,879
	Canada	205	54	133	139	146	531	479
	International	78	82	99	84	75	343	314
	Total	2,819	3,041	3,142	3,345	2,944	12,347	10,939
Logs Fee Harvest Volumes (cubic meters, thousands)	West	1,679	1,831	1,784	1,876	1,633	7,170	6,595
	South	2,714	2,788	2,809	3,177	2,668	11,488	9,738
	International	172	161	198	232	265	763	854
	Total	4,565	4,780	4,791	5,285	4,566	19,421	17,187

	Weyerhaeuser Company				Wood Products Segment
	Q4.2012 Analyst Package
	Preliminary results, subject to audit

Segment Statement of Operations

in millions		Q1.2012	Q2.2012	Q3.2012	Q4.2012	Q4.2011	YTD.2012	YTD.2011
	Sales to and revenues from unaffiliated customers	$634	$776	$816	$832	$542	$3,058	$2,276
	Intersegment sales	20	20	18	16	19	74	80
	Total net sales and revenues	654	796	834	848	561	3,132	2,356
	Cost of products sold	611	708	713	748	573	2,780	2,359
	Gross margin	43	88	121	100	(12)	352	(3)
	Selling expenses	21	21	23	24	19	89	79
	General and administrative expenses	29	29	31	34	27	123	113
	Research and development expenses	1	1	2	1	1	5	4
	Charges for restructuring, closures and impairments	1	2	2	1	20	6	64
	Other operating costs (income), net	5	(1)	4	2	(2)	10	(17)
	Operating income (loss)	(14)	36	59	38	(77)	119	(246)
	Interest income and other	1	—	—	—	—	1	3
	Net contribution to earnings from continuing operations	(13)	36	59	38	(77)	120	(243)
	Net contribution to earnings from discontinued hardwoods operations	—	—	—	—	—	—	(25)
	Net contribution to earnings (see note 1 on page 9)	$(13)	$36	$59	$38	$(77)	$120	$(268)

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization, Excluding Special Items*

in millions		Q1.2012	Q2.2012	Q3.2012	Q4.2012	Q4.2011	YTD.2012	YTD.2011
	Operating income (loss)	$(14)	$36	$59	$38	$(77)	$119	$(246)
	Depreciation, depletion and amortization	34	33	33	33	35	133	151
	Special items	—	(6)	—	—	19	(6)	52
	Adjusted EBITDA, excluding special items*	$20	$63	$92	$71	$(23)	$246	$(43)
* Non-GAAP measure - see page 9 for definition.

Segment Special Items Included in Net Contribution to Earnings (Pre-Tax)

		Q1.2012	Q2.2012	Q3.2012	Q4.2012	Q4.2011	YTD.2012	YTD.2011
	Gain on sale of property	$—	$6	$—	$—	$—	$6	$5
	Charges for restructuring and impairments	—	—	—	—	(19)	—	(57)
	Total special items from continuing operations	—	6	—	—	(19)	6	(52)
	Charges related to sale of discontinued hardwoods operations	—	—	—	—	—	—	(22)
	Total	$—	$6	$—	$—	$(19)	$6	$(74)

Selected Segment Items

		Q1.2012	Q2.2012	Q3.2012	Q4.2012	Q4.2011	YTD.2012	YTD.2011
	Total decrease (increase) in working capital (1)	$(112)	$5	$(21)	$9	$18	$(119)	$(23)
	Cash spent for capital expenditures	$(6)	$(15)	$(16)	$(19)	$(14)	$(56)	$(35)
(1) Working capital does not include cash balances.

Segment Statistics

	in millions, except for third-party sales realizations	Q1.2012	Q2.2012	Q3.2012	Q4.2012	Q4.2011	YTD.2012	YTD.2011
Structural Lumber (board feet)	Third Party Net Sales and Revenue	$291	$370	$363	$376	$256	$1,400	$1,087
	Third Party Sales Realizations	$311	$350	$359	$366	$296	$347	$303
	Third Party Sales Volumes	937	1,056	1,013	1,025	863	4,031	3,586
	Production Volumes	958	1,004	945	939	842	3,846	3,528
Engineered Solid Section (cubic feet)	Third Party Net Sales and Revenue	$65	$70	$76	$68	$55	$279	$235
	Third Party Sales Realizations	$1,830	$1,789	$1,800	$1,817	$1,783	$1,808	$1,920
	Third Party Sales Volumes	3.6	3.9	4.2	3.7	3.1	15.4	12.3
	Production Volumes	3.7	3.8	4.3	3.6	2.7	15.4	13.4
Engineered I-joists (lineal feet)	Third Party Net Sales and Revenue	$41	$49	$53	$47	$37	$190	$161
	Third Party Sales Realizations	$1,285	$1,211	$1,248	$1,265	$1,258	$1,250	$1,264
	Third Party Sales Volumes	32	40	43	37	30	152	128
	Production Volumes	34	37	39	37	26	147	122
Oriented Strand Board (square feet 3/8')	Third Party Net Sales and Revenue	$111	$138	$169	$194	$90	$612	$354
	Third Party Sales Realizations	$197	$214	$268	$290	$173	$244	$179
	Third Party Sales Volumes	565	643	630	670	516	2,508	1,977
	Production Volumes	601	626	642	642	541	2,511	2,127
Softwood Plywood (square feet 3/8')	Third Party Net Sales and Revenue	$23	$26	$34	$32	$18	$115	$66
	Third Party Sales Realizations	$309	$332	$356	$347	$274	$338	$264
	Third Party Sales Volumes	73	81	95	91	65	340	249
	Production Volumes	51	50	54	59	47	214	197

	Weyerhaeuser Company				Cellulose Fibers Segment
	Q4.2012 Analyst Package
	Preliminary results, subject to audit

Segment Statement of Operations

in millions		Q1.2012	Q2.2012	Q3.2012	Q4.2012	Q4.2011	YTD.2012	YTD.2011
	Total net sales and revenues	$473	$459	$459	$463	$523	$1,854	$2,058
	Cost of products sold	407	404	364	385	368	1,560	1,524
	Gross margin	66	55	95	78	155	294	534
	Selling expenses	4	5	4	5	5	18	18
	General and administrative expenses	20	17	19	18	19	74	76
	Research and development expenses	2	2	2	2	2	8	8
	Charges for restructuring, closures and impairments	—	—	—	—	1	—	1
	Other operating income, net	(9)	(4)	(5)	(6)	(7)	(24)	(19)
	Operating income	49	35	75	59	135	218	450
	Interest income and other	(1)	1	3	2	1	5	2
	Net contribution to earnings (see note 1 on page 9)	$48	$36	$78	$61	$136	$223	$452

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization, Excluding Special Items*

in millions		Q1.2012	Q2.2012	Q3.2012	Q4.2012	Q4.2011	YTD.2012	YTD.2011
	Operating income	$49	$35	$75	$59	$135	$218	$450
	Depreciation, depletion and amortization	37	36	37	40	37	150	147
	Adjusted EBITDA, excluding special items*	$86	$71	$112	$99	$172	$368	$597
* Non-GAAP measure - see page 9 for definition.

Selected Segment Items

		Q1.2012	Q2.2012	Q3.2012	Q4.2012	Q4.2011	YTD.2012	YTD.2011
	Total decrease (increase) in working capital (1)	$45	$24	$(20)	$(30)	$(28)	$19	$(65)
	Cash spent for capital expenditures	$(45)	$(44)	$(45)	$(26)	$(54)	$(160)	$(146)
(1) Working capital does not include cash balances.

Segment Statistics

		Q1.2012	Q2.2012	Q3.2012	Q4.2012	Q4.2011	YTD.2012	YTD.2011
Pulp (air-dry metric tons)	Third Party Net Sales and Revenue (millions)	$367	$348	$354	$364	$419	$1,433	$1,617
	Third Party Sales Realizations	$818	$819	$818	$799	$895	$813	$921
	Third Party Sales Volumes (thousands)	449	425	432	456	468	1,762	1,756
	Production Volumes (thousands)	438	417	453	465	460	1,773	1,769
Liquid Packaging Board (tons)	Third Party Net Sales and Revenue (millions)	$83	$90	$84	$75	$81	$332	$346
	Third Party Sales Realizations	$1,181	$1,176	$1,155	$1,085	$1,151	$1,150	$1,165
	Third Party Sales Volumes (thousands)	70	76	74	69	70	289	297
	Production Volumes (thousands)	65	78	77	72	79	292	307

Weyerhaeuser Company					Real Estate Segment
Q4.2012 Analyst Package
Preliminary results, subject to audit

Segment Statement of Operations

in millions	Q1.2012	Q2.2012	Q3.2012	Q4.2012	Q4.2011	YTD.2012	YTD.2011
Total net sales and revenues	$137	$296	$230	$407	$276	$1,070	$838
Cost of products sold	113	248	175	276	191	812	628
Gross margin	24	48	55	131	85	258	210
Selling expenses	15	19	19	25	18	78	71
General and administrative expenses	17	15	17	27	19	76	73
Charges for restructuring, closures and impairments	1	1	3	1	10	6	14
Other operating income, net	—	(1)	—	(1)	(1)	(2)	(1)
Operating income (loss)	(9)	14	16	79	39	100	53
Interest income and other	1	1	1	2	2	5	5
Net contribution to earnings	$(8)	$15	$17	$81	$41	$105	$58

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization, Excluding Special Items*

in millions	Q1.2012	Q2.2012	Q3.2012	Q4.2012	Q4.2011	YTD.2012	YTD.2011
Operating income (loss)	$(9)	$14	$16	$79	$39	$100	$53
Depreciation, depletion and amortization	2	3	3	4	4	12	13
Capitalized interest included in cost of products sold	3	14	5	8	10	30	23
Adjusted EBITDA, excluding special items*	$(4)	$31	$24	$91	$53	$142	$89
* Non-GAAP measure - see page 9 for definition.

Selected Segment Items

	Q1.2012	Q2.2012	Q3.2012	Q4.2012	Q4.2011	YTD.2012	YTD.2011
Cash from operations	$(32)	$43	$(24)	$77	$43	$64	$18
Cash spent for capital expenditures	$(1)	$—	$(1)	$(2)	$(1)	$(4)	$(3)

Segment Statistics

	Q1.2012	Q2.2012	Q3.2012	Q4.2012	Q4.2011	YTD.2012	YTD.2011
Net sales and revenues:
Single-family housing	$131	$190	$229	$320	$232	$870	$768
Land	3	105	1	84	44	193	67
Other	3	1	—	3	—	7	3
Total net sales and revenue	$137	$296	$230	$407	$276	$1,070	$838
Single-family homes sold	697	764	637	561	406	2,659	1,902
Single-family homes closed	349	508	615	842	582	2,314	1,912
Single-family homes sold but not closed (backlog)	777	1,033	1,055	774	429	774	429
Single-family cancellation rate	10.1%	15.4%	18.3%	15.9%	18.1%	14.9%	15.7%
Single-family buyer traffic	14,272	17,677	17,894	14,567	10,533	64,410	50,125
Single-family average price of homes closed (in thousands)	$376	$374	$372	$381	$398	$376	$402
Single-family home gross margin - excluding impairments (1)	17.3%	19.5%	24.3%	20.2%	25.4%	20.7%	23.3%

(1) Single-family gross margin excluding impairments equals revenue less cost of sales and period costs (other than impairments and deposit write-offs).

Weyerhaeuser Company					Unallocated Items
Q4.2012 Analyst Package
Preliminary results, subject to audit

Unallocated items are gains or charges not related to or allocated to an individual operating segment. They include a portion of items such as: share-based compensation; pension and postretirement costs; foreign exchange transaction gains and losses associated with financing; and the elimination of intersegment profit in inventory and the LIFO reserve.

Contribution to Earnings

in millions	Q1.2012	Q2.2012	Q3.2012	Q4.2012	Q4.2011	YTD.2012	YTD.2011
Unallocated corporate function expenses	$(6)	$(3)	$(5)	$(8)	$(8)	$(22)	$(44)
Unallocated share-based compensation	(5)	(1)	(7)	(3)	(6)	(16)	(5)
Unallocated pension & postretirement costs	(7)	(7)	(7)	(8)	(5)	(29)	(26)
Foreign exchange gains (losses)	6	(8)	11	(2)	4	7	(5)
Elimination of intersegment profit in inventory and LIFO (1)	(12)	(2)	(10)	8	(6)	(16)	(25)
Other	30	35	(9)	—	(15)	56	(45)
Operating income (loss)	6	14	(27)	(13)	(36)	(20)	(150)
Interest income and other	10	9	10	9	8	38	33
Net contribution to earnings from continuing operations	16	23	(17)	(4)	(28)	18	(117)
Net contribution to earnings from discontinued operations	—	—	—	—	—	—	45
Net contribution to earnings	$16	$23	$(17)	$(4)	$(28)	$18	$(72)
(1) We now report the elimination of intersegment profit on inventory and the LIFO reserve in Unallocated Items. Previously these company-level adjustments were recorded in the business segments. This provides a better understanding of business operating results. Prior period results have been adjusted to reflect the change.

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization, Excluding Special Items*

in millions	Q1.2012	Q2.2012	Q3.2012	Q4.2012	Q4.2011	YTD.2012	YTD.2011
Operating income (loss)	$6	$14	$(27)	$(13)	$(36)	$(20)	$(150)
Depreciation, depletion and amortization	5	7	4	3	6	19	28
Non-operating pension and postretirement costs	7	7	7	8	5	29	26
Special items	(38)	(51)	—	—	—	(89)	—
Capitalized interest included in cost of products sold	—	5	1	1	2	7	6
Adjusted EBITDA, excluding special items*	$(20)	$(18)	$(15)	$(1)	$(23)	$(54)	$(90)
* Non-GAAP measure - see below for definition.

Unallocated Special Items Included in Net Contribution to Earnings (Pre-Tax)

	Q1.2012	Q2.2012	Q3.2012	Q4.2012	Q4.2011	YTD.2012	YTD.2011
Gain on postretirement plan amendment	$52	$51	$—	$—	$—	$103	$—
Restructuring, impairments and other charges	(14)	—	—	—	—	(14)	—
Total special items from continuing operations	38	51	—	—	—	89	—
Gain on sale of property	—	—	—	—	—	—	9
Gain on sale of Westwood Shipping Lines	—	—	—	—	—	—	49
Total	$38	$51	$—	$—	$—	$89	$58

Unallocated Selected Items

	Q1.2012	Q2.2012	Q3.2012	Q4.2012	Q4.2011	YTD.2012	YTD.2011
Total decrease (increase) in working capital (1)	$(72)	$68	$(7)	$(27)	$(25)	$(38)	$(97)
Cash spent for capital expenditures	$—	$(1)	$(1)	$(3)	$—	$(5)	$(1)
(1) Working capital does not include cash balances.

*Adjusted EBITDA, excluding special items is a non-GAAP measure that management uses to evaluate the performance of the company. Adjusted EBITDA, as we define it, is operating income from continuing operations adjusted for depreciation, depletion, amortization, pension and postretirement costs not allocated to business segments (primarily interest cost, expected return on plan assets, amortization of actuarial loss and amortization of prior service cost/credit), special items and interest included in cost of products sold. Adjusted EBITDA should not be considered in isolation from and is not intended to represent an alternative to our GAAP results.